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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 16, 2006

                             FRONTIER AIRLINES, INC.
             (Exact name of registrant as specified in its charter)

         Colorado                0-24126                  84-1256945
        (State of              (Commission             (I.R.S. Employer
      Incorporation)           File Number)           Identification No.)

          7001 Tower Road, Denver, Colorado                   80249
      (Address of principal executive offices)              (Zip Code)

                                  720-374-4200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 22, 2006, Frontier Airlines, Inc. issued a press release announcing its entry into an Amendment to the March 10, 2000 Airbus A318/A319 Purchase Agreement between AVSA, S.A.R.L., Seller and Frontier Airlines, Inc., Buyer (the "Amendment"). The Amendment provides for Frontier's order of six new A320 aircraft, as well as the exchange of eight existing A319 aircraft orders for four A318 and four A320 aircraft orders. A copy of the press release dated February 22, 2006 entitled "Frontier Airlines to Expand Purchase Agreement with Airbus Through Fiscal Year 2011" is attached hereto as Exhibit 99.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Item 99.01 Press Release dated February 22, 2006 entitled "Frontier Airlines to Expand Purchase Agreement with Airbus Through Fiscal Year 2011".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                        FRONTIER AIRLINES, INC.


Date: February 22, 2006                                 By:  /s/ Jeff S. Potter
                                                             -------------------
                                                        Its: President and CEO


                                                        By:  /s/ Paul H. Tate
                                                             -------------------
                                                        Its: CFO